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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                DECEMBER 31, 2001
                        (Date of earliest event reported)

                             ACE CASH EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


               TEXAS                   0-20774                75-2142963
          (State or other            (Commission           (I.R.S. Employer
          jurisdiction of           File Number)          Identification No.)
         incorporation or
           organization)


                         1231 GREENWAY DRIVE, SUITE 600
                               IRVING, TEXAS 75038
                    (Address of principal executive offices)

                                 (972) 550-5000
                         (Registrant's telephone number,
                              including area code)


                                 NOT APPLICABLE
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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         ITEM 5.  OTHER EVENTS.

On December 31, 2001, Ace amended its existing Amended and Restated Credit Agreement with a syndicate of bank lenders led by Wells Fargo Bank Texas, National Association, as agent, and amended its existing Amended and Restated Collateral Trust Agreement with the bank lenders, its other secured lenders, and Wilmington Trust Company as collateral trustee. The amendment to the credit agreement was prompted by the scheduled expiration on that date of Ace's credit facilities under that credit agreement.

The amendment to the credit agreement:

o Extended Ace's $155 million revolving line-of-credit facility and $55 million term-loan facility to April 30, 2002.

o Converted Ace's $25 million temporary revolving advance facility, which was available for only 25 days during a 12-month period, to a "seasonal" revolving credit facility that is available to Ace on a daily basis from January 1 until March 31, 2002; the interest rate on this facility is the prime rate publicly announced by Wells Fargo Bank Texas, National Association, from time to time (the "Prime Rate") plus 3%.

o Increased the interest rate on the revolving line-of-credit facility to a variable annual rate equal to, at Ace's option, either the Prime Rate plus 3% or the London Interbank Offered Rate ("LIBOR") plus 4%.

o Increased the interest rate on the term-loan facility to a variable annual rate equal to, at Ace's option, either the Prime Rate plus 3% or LIBOR plus 4%.

o Requires Ace to pay the lenders $3.5 million of principal of the outstanding term loan on February 28, 2002, and an additional $1.65 million of principal of the outstanding term loan on March 31, 2002; each such payment of principal must also be accompanied by the payment of all accrued interest on the outstanding principal of the term loan.

o Requires Ace to pay the lenders the net proceeds over $1 million of any sale of Ace's assets outside of the ordinary course of business, to be applied to reduce the outstanding seasonal revolving credit loans or, if no such loans are outstanding, the outstanding term loan.

o Includes covenants that restrict Ace from making, or agreeing or committing to make, any acquisition of stores, from entering into any additional lease agreements or opening any new stores, from spending amounts to construct or finish out any new stores other than the stores that Ace had committed to lease or construct or finish out as of December 31, 2001, or from making capital expenditures in excess of $2 million (in addition to the permitted new-store finish-out expenditures), in each case on or before April 30, 2002 without the lenders' prior written consent.

o Includes Ace's obligation to pay commitment fees for the revolving line-of-credit and term-loan facilities of $1.05 million on each of January 1 and March 1, 2002, and a commitment fee for the seasonal revolving credit facility of $250,000 on March 31, 2002.


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o        Includes Ace's obligation to pay the lenders an additional commitment fee equal to 0.5% per annum of the average daily unused portion of the revolving line-of-credit and seasonal revolving credit facilities.

o Includes Ace's obligation to pay the lenders a fee equal to 0.5% of all of the credit facilities available to Ace (i.e., $1.175 million) if Ace sells, or enters into a binding agreement to sell, all or substantially all of its outstanding stock or assets, including by any merger, consolidation, share exchange, or other reorganization, on or before April 30, 2002 or within 120 days thereafter.

In all other material respects, the terms of the existing credit agreement remain in effect.

The amendment to the collateral trust agreement was made to conform the terms of that agreement to terms of the credit agreement as amended.

Ace intends to continue to pursue its proposed private placement of senior secured debt securities, and anticipates that it will also pursue debt capital from other sources, with the objective to revise its existing bank indebtedness and credit facilities. If Ace is unable to obtain capital from one or more other sources to achieve its objective by April 30, 2002, it may be required to attempt to obtain a further renewal or extension of its credit facilities from the existing syndicate of bank lenders.

Forward-looking Statements: This Report contains, and from time to time Ace or certain of its representatives may make, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as "anticipate," "expect," "estimate," "believe," "intend," "plan," "should," "would," and terms with similar meanings. Although Ace believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under Ace's control and may not even be predictable. Those risks, uncertainties, and other factors could cause the actual results to differ materially from these in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to, many of the matters described in Ace's Annual Report on Form 10-K for its fiscal year ended June 30, 2001 and its other public filings: Ace's relationships with Travelers Express Company, Inc. and its affiliates, with Goleta National Bank, and with the bank lenders; governmental regulation of check-cashing, short-term consumer lending, and related financial services businesses; the results of litigation and regulatory proceedings regarding short-term consumer lending activities; theft and employee errors; the availability of suitable locations, acquisition opportunities, adequate financing, and experienced management employees to implement Ace's growth strategy; the fragmentation of the check-cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer products and services offered by Ace; the terms and performance of third-party products and services offered at Ace's locations; and customer demand and response to products and services offered by Ace. Ace expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in Ace's views or expectations, or otherwise. Ace makes no prediction or statement about the performance of Ace's Common Stock.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable.

                  (b)      Not applicable.


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                  (c)      Exhibits. The following exhibits are filed herewith
                           in accordance with the provisions of Item 601 of Regulation S-K:

                           10.1 Third Amendment to Amended and Restated Credit Agreement dated December 31, 2001, by and among the Registrant, Wells Fargo Bank Texas, National Association, as agent for the lenders named therein, and the lenders named therein, with the Schedule and the Exhibit thereto.

                           10.2 Second Amendment to Amended and Restated Collateral Trust Agreement dated December 31, 2001, by and among the Registrant, Wells Fargo Bank Texas, National Association, as agent, Travelers Express Company, Inc., Principal Life Insurance Company, and Wilmington Trust Company as collateral trustee.


                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 4, 2002                  ACE CASH EXPRESS, INC.
                                             (Registrant)


                                        By: /s/ JOE W. CONNER
                                            --------------------------
                                            Joe W. Conner
                                            Senior Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------
         10.1               Third Amendment to Amended and Restated Credit
                            Agreement dated December 31, 2001, by and among the
                            Registrant, Wells Fargo Bank Texas, National
                            Association, as agent for the lenders named therein,
                            and the lenders named therein, with the Schedule and
                            the Exhibit thereto.


         10.2               Second Amendment to Amended and Restated Collateral
                            Trust Agreement dated December 31, 2001, by and among the Registrant, Wells Fargo Bank Texas,
                            National Association, as agent, Travelers Express
                            Company, Inc., Principal Life Insurance Company, and
                            Wilmington Trust Company as collateral trustee.